UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2006

_________________

AKSYS, LTD.
(Exact name of registrant as specified in its charter)

000-28290
(Commission File Number)

Delaware	36-3890205
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

Two Marriott Drive
Lincolnshire, Illinois  60069
(Address of principal executive offices, with zip code)

(847) 229-2020
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 2, 2006, NASDAQ notified Aksys, Ltd. (the “Company”) that the NASDAQ listing qualifications panel had granted the Company’s request to provide the Company until November 30, 2006 to complete either the conversion of outstanding securities held by Durus Life Sciences Master Fund Ltd. into common stock or an equity financing, or both, such that the Company is able to demonstrate a market value of listed securities of $35 million or greater.  The panel’s decision also provides that the Company must thereafter sustain such market value for a minimum of ten consecutive trading days.

The Company issued a press release regarding the panel’s decision on November 6, 2006.  A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Forward Looking Statements.

The press release attached as Exhibit 99.1 hereto contains certain forward looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.   The Company’s actual results could differ materially from the results identified or implied in any forward-looking statement. These forward-looking statements reflect the Company’s views as of the date they were made with respect to future events and financial performance but are subject to many uncertainties and factors that may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward-looking statements.  Such statements including statements relating to the Company’s ability to remain listed on The NASDAQ Capital Market and the expected commercialization and benefits to the Company of the G2 system.  Any of these risks could make it difficult for the Company to produce the G2 system on satisfactory commercial terms, if at all, and could affect adversely the price of the Company’s common stock and business, financial condition and results of operations.  The Company believes factors that could cause such a difference include, but are not limited to, the following: (i) the Company’s ability to obtain sufficient capital on acceptable terms to run its business; (ii) risks and uncertainties relating to the Company’s ability to satisfy the continued listing requirements of the Nasdaq Capital Market; (iii) risks relating to the Company’s ability to comply with regulatory clearances and approvals required to manufacture, market, and sell the current PHD system and the G2 system, and the potential adverse impact on the Company of failing to maintain or obtain any such clearances and approvals; (iv) uncertainty about the acceptance of the G2 system by both potential users and purchasers, including without limitation, patients, clinics and other health care providers; (v) risks related to the failure to meet additional development and manufacturing milestones for the G2 system on a timely basis, including, without limitation, manufacturing and servicing cost reduction efforts; (vi) potential errors, design flaws or other problems with the G2 system; (vii) risks related to the Company’s ability to protect its intellectual property rights, operate without infringing the proprietary rights of others and develop additional patentable technology; and (viii) other factors detailed in the Company’s filings with the SEC, including its recent filings on Forms 10-K, 10-Q, and 8-K.  The Company does not undertake to publicly update or revise its forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

There can be no assurance that the Company will be able to demonstrate compliance with the conditions set forth in the NASDAQ listing qualifications panel’s decision. If the Company is unable to demonstrate such compliance, it is expected that the NASDAQ listing qualifications panel will determine to delist the Company’s securities from The NASDAQ Capital Market, and the Company’s common stock thereafter would likely be quoted on the OTC Bulletin Board or other quotation medium.

Item 9.01.  Financial Statements and Exhibits.

Ex. No.	Document
99.1	Press release issued by Aksys, Ltd. on November 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2006

AKSYS, LTD.

/s/ Howard J. Lewin
By: Howard J. Lewin
Its: President and Chief Executive Officer